MassMutual Artistry

Panorama Premier

Panorama Passage®

MassMutual Transitions®

Supplement dated December 21, 2004

to the Prospectus dated May 1, 2004

1.	The following funds have been renamed as shown below. The new fund names will replace the old names appearing on Page 1 of the prospectus and in the Table of Fees and Expenses section within the table of Investment Management Fees and Other Expenses.

INVESCO VIF – Financial Services Fund (Series I Shares) now known as

AIM V.I. Financial Services Fund (Series I)

INVESCO VIF – Health Sciences Fund (Series I Shares) now known as

AIM V.I. Health Sciences Fund (Series I)

INVESCO VIF – Technology Fund (Series I Shares) now known as

AIM V.I. Technology Fund (Series I)

2. In the Investment Choices section under the sub heading “The Funds,” the first five rows are replaced with the rows below. Changes reflected below are: replacement of the INVESCO fund names as described in Item (1) above; elimination of the subadvisor reference to reflect the termination of the sub-advisory agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.; and in each investment objective description, the insertion of “at least” before each percentage.

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
AIM Variable Insurance Funds

AIMV.I. Financial Services Fund (Series I)	Adviser: A I M Advisors, Inc. (“AIM”) Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial-services sector.

AIM V.I. Health Sciences Fund (Series I)	Adviser: A I M Advisors, Inc. (“AIM”) Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care.

AIM V.I. Technology Fund (Series I )	Adviser: A I M Advisors, Inc. (“AIM”)- Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries.

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